Securities and Exchange Commission
			  Washington, D.C.  20549

				FORM 8-K

			     CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	  Date of Report (Date of earliest event reported):
			  September 15, 2000


			   COMDIAL CORPORATION
	 (Exact name of registrant as specified in its charter)

	   Delaware                     0-9023               94-2443673
	(State or other                (Commission          (IRS Employer
	jurisdiction of                 File Number)         Identification
	incorporation)                                       No.)

			     P.O. Box 7266
			  1180 Seminole Trail
			Charlottesville, Virginia        22906-7266
		(Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (804) 978-2200

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Item 5.  OTHER EVENTS

	On July 2, 2000, Comdial Corporation (the "Company") was not in compliance with the covenant in its Credit Agreement with Bank of America, N.A. ("BOA") dated October 22, 1998 relating to the ratio of funded debt to earnings before interest, taxes, depreciation and amortization ("EBITDA"). The Company obtained a waiver from BOA with respect to that covenant that was to expire August 30, 2000. In return, the Company agreed, in principle, to restructure the Credit Agreement, as described in the Form 10-Q for the second quarter of 2000, filed by the Company on August 25, 2000. The Company and BOA did not have time to complete the revised Credit Agreement terms before August 30, 2000. Accordingly, on August 28, 2000, BOA extended its waiver on the same terms to September 15, 2000; and on September 15, 2000, BOA further extended its waiver on the same terms to October 2, 2000.



			       SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


					       COMDIAL CORPORATION

					       By:     Paul K. Suijk
						       -------------
					       Name:   Paul K. Suijk
					       Title:  Senior Vice President and
						       Chief Financial Officer
					       Dated:  September 15, 2000




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